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                                                                   Exhibit 10.19

                                                                     EXHIBIT H-2



                            VALLEY FORGE PLEDGE AGREEMENT



     THIS VALLEY FORGE PLEDGE AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, this "PLEDGE AGREEMENT"), dated as of January 19, 1999, made by Valley Forge Corporation, a Delaware corporation (the "PLEDGOR"), in favor of Societe Generale, as agent (together with any successor(s) thereto in such capacity, the "AGENT") for each of the Lender Parties and for each of the Noteholders (such capitalized terms and all other capitalized terms not otherwise defined herein shall have the meanings provided for in ARTICLE I).


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

     WHEREAS, pursuant to an Amended and Restated Credit and Guaranty Agreement, dated as of January 19, 1999 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among Key Components, LLC, a Delaware limited liability company (the "BORROWER"), certain of its Subsidiaries, as Guarantors (the "GUARANTORS"), the various financial institutions as are, or may from time to time become, parties thereto (collectively, the "LENDERS") and the Agent, the Lenders have extended Commitments to make Credit Extensions to the Borrower; and

     WHEREAS, as a condition precedent to the making of the initial Credit Extension under the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement; and

     WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

     WHEREAS, it is in the best interests of the Pledgor to execute this Pledge Agreement inasmuch as the Pledgor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders pursuant to the Credit Agreement;

     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, the Pledgor agrees, for the benefit of each Lender Party, as follows:


                                      ARTICLE I

                                     DEFINITIONS

     SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "AGENT" is defined in the PREAMBLE.



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     "BORROWER" is defined in the FIRST RECITAL.

     "COLLATERAL" is defined in SECTION 2.1.

     "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "DISTRIBUTIONS" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers and consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Interests or other shares of capital stock constituting Collateral, but shall not include Dividends.

     "DIVIDENDS" means cash dividends and cash distributions with respect to any Pledged Interests or other Pledged Property made in the ordinary course of business or otherwise permitted under the Credit Agreement.

     "LENDER" and "LENDERS" are defined in the FIRST RECITAL.

     "LENDER PARTY" means, as the context may require, any Lender or the Agent and each of its respective successors and permitted transferees and assigns.

     "PLEDGE AGREEMENT" is defined in the PREAMBLE.

     "PLEDGED INTEREST ISSUERS" means each Person identified in ATTACHMENT 1 hereto as the issuer of the Pledged Interests identified opposite the name of such Person and each Person whose ownership, equity or other similar interests, including shares of capital stock and general and limited partnership interests, are required to be pledged hereunder and under the Credit Agreement from time to time.

     "PLEDGED INTERESTS" means all ownership, equity or other similar interests, including shares of capital stock and general and limited partnership interests, of any Pledged Interest Issuer which are delivered by the Pledgor to the Agent as Pledged Property hereunder.

     "PLEDGED PROPERTY" means all Pledged Interests, and all other instruments and securities, in each case which are now being delivered by the Pledgor to the Agent or may from time to time hereafter be delivered or be required to be delivered by the Pledgor to the Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

     "PLEDGOR" is defined in the PREAMBLE.

     "SECURED OBLIGATIONS" is defined in SECTION 2.2.

     "U.C.C." means the Uniform Commercial Code as in effect in the State of New York.

     SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     SECTION 1.3. U.C.C. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.



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                                      ARTICLE II

                                        PLEDGE

     SECTION 2.1. GRANT OF SECURITY INTEREST. The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Agent, for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in all of the Pledgor's right, title and interest in, to and under the following property (the "COLLATERAL"):

          (a) all Pledged Interests of each Pledged Interest Issuer identified in ATTACHMENT 1 hereto, issued from time to time (the "STOCK COLLATERAL");

          (b) all other Pledged Property, whether now or hereafter delivered to the Agent in connection with this Agreement;

          (c) all right, title and interest of such Pledgor, whether now existing or hereafter arising or acquired, in, to and under any partnership, joint venture or similar agreement which governs the rights and obligations of the holders of ownership, equity or similar interests in a Pledged Interest Issuer;

          (d) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

          (e) all proceeds of any of the foregoing.

     SECTION 2.2. SECURITY FOR OBLIGATIONS. This Pledge Agreement secures the payment in full of all amounts payable by the Borrower and each other Obligor under or in connection with the Credit Agreement, the Notes, each Rate Protection Agreement with a Lender and each other Loan Document (including this Pledge Agreement), whether for principal, interest, costs, fees, expenses, indemnities or otherwise and whether now or hereafter existing (all of such obligations being the "SECURED OBLIGATIONS").

     SECTION 2.3. DELIVERY AND TRANSFER OF PLEDGED PROPERTY. All certificates or instruments representing or evidencing any Collateral, including all Pledged Interests, shall be delivered to and held by or on behalf of the Agent pursuant hereto, shall be in suitable form for delivery, and shall be accompanied by all necessary undated instruments of transfer or assignment, duly executed in blank or, if any securities pledged pursuant to this Agreement are uncertificated securities, confirmation and evidence satisfactory to the Agent that the security interests in such uncertificated securities have been transferred to and perfected by the Agent for the benefit of the Lenders in accordance with the U.C.C.

     SECTION 2.4. DIVIDENDS ON PLEDGED INTERESTS. In the event that any Dividend is to be paid on any Pledged Interests, such Dividend may be paid directly to the Pledgor. If any Default of the nature set forth in Section
8.1.9 of the Credit Agreement or Event of Default has occurred and is continuing, then any such Dividend shall be paid directly to the Agent other than as permitted by clauses (a) and (b) of Section 7.2.6 of the Credit Agreement.

     SECTION 2.5. CONTINUING SECURITY INTEREST; TRANSFER OF NOTE. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until payment in full in cash of all Secured Obligations and the expiration or termination of all Commitments,



                                         H-3
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          (b) be binding upon the Pledgor and its successors, transferees and assigns, provided that the Pledgor shall not assign any of its rights or obligations under this Agreement without the consent of all the Lenders, and

          (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and each other Lender Party.

Without limiting the foregoing CLAUSE (C), any Lender may, to the extent permitted under the Credit Agreement, assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it, to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 11.11 and Article X of the Credit Agreement. Upon the payment in full in cash of all Secured Obligations and the expiration or termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination or release, the Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever,
(i) in the case of such termination, all certificates and instruments representing or evidencing all Pledged Interests, together with all other Collateral held by the Agent hereunder, and (ii) in the case of any such release, all Collateral held by the Agent for which the security interest granted hereunder is so released, and in each case, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination or release.

     SECTION 2.6. SECURITY INTEREST ABSOLUTE. All rights of the Agent and the security interests granted to the Agent hereunder, and all obligations of the Pledgor hereunder, shall, to the fullest extent permitted by applicable law, be absolute and unconditional, irrespective of

          (a) any lack of validity or enforceability of the Credit Agreement, any Note, any Rate Protection Agreement with a Lender or any other Loan Document,

          (b) the failure of any Lender Party or any holder of any Note

               (i) to assert any claim or demand or to enforce any right or remedy against the Pledgor, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any Rate Protection Agreement with a Lender, any other Loan Document or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligation of the Pledgor or any other Obligor,

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Obligation of the Pledgor or any other Obligor,

          (d) any reduction, limitation, impairment or termination of any Secured Obligation of the Pledgor or any other Obligor for any reason (other than the repayment in full of all Secured Obligations), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation of the Pledgor, any other Obligor or otherwise,


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          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note, any Rate Protection Agreement or any other Loan Document,

          (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or

          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Pledgor, any other Obligor, any surety or any guarantor.

     SECTION 2.7. POSTPONEMENT OF SUBROGATION, ETC. The Pledgor will not exercise any rights which it may acquire by way of rights of subrogation under this Pledge Agreement or otherwise, until the prior payment, in full and in cash, of all Secured Obligations. Any amount paid to the Pledgor on account of any such subrogation rights prior to the payment in full of all Secured Obligations shall be held in trust for the benefit of the Lender Parties and each holder of a Note and shall immediately be paid to the Agent and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; PROVIDED, HOWEVER, that if

          (a) the Pledgor has made payment to the Lender Parties and each holder of a Note of all or any part of the Secured Obligations, and

          (b) all Secured Obligations have been paid in full and all Commitments have been permanently terminated,

each Lender Party and each holder of a Note agrees that, at the Pledgor's request, the Agent, on behalf of the Lender Parties and the holders of the Notes, will execute and deliver to the Pledgor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Pledgor of an interest in the Secured Obligations resulting from such payment by the Pledgor. In furtherance of the foregoing, for so long as any Secured Obligations or Commitments remain outstanding, the Pledgor shall refrain from taking any action or commencing any proceeding against the Guarantors (or their respective successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of proceeds of any Collateral received by any Lender Party or any holder of a Note.


                                     ARTICLE III

                            REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. WARRANTIES, ETC. The Pledgor represents and warrants unto each Lender Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Interests) by the Pledgor to the Agent of any Collateral, as set forth in this Article.

     SECTION 3.1.1. INCORPORATION OF CREDIT AGREEMENT REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article VI of the Credit Agreement are hereby confirmed and restated, insofar as the representations and warranties contained therein by their terms are applicable to the Pledgor or its properties or assets, each such representation and warranty (insofar as applicable as aforesaid), together with all related definitions and ancillary provisions, being hereby incorporated into this Pledge Agreement by reference as though specifically set forth in this Section.


                                         H-5
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     SECTION 3.1.2.   OWNERSHIP, NO LIENS, ETC.  The Pledgor is the legal and
beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) the Collateral, free and clear of all Liens, except any lien or security interest granted pursuant hereto in favor of the Agent and any other Liens permitted under the Credit Agreement.

     SECTION 3.1.3. VALID SECURITY INTEREST. The delivery or transfer of the Stock Collateral to the Agent pursuant to SECTION 2.3 is effective to create a valid, perfected, first priority security interest in the Stock Collateral and all proceeds thereof, securing the Secured Obligations.

     SECTION 3.1.4. AS TO PLEDGED INTERESTS. In the case of any Pledged Interests constituting the Collateral, all of such Pledged Interests are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock and other ownership interests of each Pledged Interest Issuer. The Pledgor has no Subsidiaries other than the Pledged Interest Issuers.

     SECTION 3.1.5. AUTHORIZATION, APPROVAL, ETC. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required (other than U.C.C. filings) either

          (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

          (b) for the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to the Pledged Interests, as may be required in connection with a disposition of such Pledged Interests by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

     SECTION 3.1.6. COMPLIANCE WITH CONTRACTS, LAWS, ETC. The Pledgor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), contracts to which it is a party, rules, regulations and orders of every governmental authority, the non-compliance with which might reasonably be expected to materially adversely affect the condition (financial or otherwise), operations, business, assets or liabilities of the Pledgor and its Subsidiaries (taken as a whole) or the value of the Collateral or the worth of the Collateral as collateral security.


                                      ARTICLE IV

                                      COVENANTS

     SECTION 4.1. PROTECT COLLATERAL; FURTHER ASSURANCES, ETC. The Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Agent hereunder), except for a Permitted Disposition thereof. In the event of a Permitted Disposition of Collateral hereunder which is effected in compliance with the terms of the Credit Agreement, the Agent shall release its lien and security interest in respect of the Collateral so disposed of upon request therefor made by the Pledgor. The Pledgor will warrant and defend the right and title herein granted unto the Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever.
The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. The Pledgor will not permit any Pledged Interest Issuer to issue any capital stock or other ownership interests unless the same is immediately delivered in pledge to the Agent hereunder.


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     SECTION 4.2.  STOCK POWERS, ETC.  The Pledgor agrees that all Pledged
Interests (and all other shares of capital stock, partnership interests and other ownership interests constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Agent. The Pledgor will, from time to time upon the request of the Agent, promptly deliver to the Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Agent, with respect to the Collateral as the Agent may reasonably request and will, from time to time upon the request of the Agent after the occurrence and during the continuation of any Event of Default, promptly transfer any Pledged Interests or other shares of common stock or other ownership interests constituting Collateral into the name of any nominee designated by the Agent.

     SECTION 4.3. CONTINUOUS PLEDGE. Subject to SECTION 2.4, the Pledgor will, at all times, keep pledged to the Agent pursuant hereto all Pledged Interests and all other shares of capital stock constituting Collateral, all Dividends (other than Dividends actually paid in cash in accordance with the terms of the Credit Agreement) and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral.

     SECTION 4.4.  VOTING RIGHTS; DIVIDENDS, ETC.  The Pledgor agrees:

          (a) after any Default of the nature set forth in Section 8.1.9 of the Credit Agreement or Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor and without any request therefor by the Agent, to deliver (properly endorsed where required hereby or requested by the Agent) to the Agent all Dividends, all Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral (in each case other than as permitted by clauses (a) and (b) of Section 7.2.6 of the Credit Agreement), all of which shall be held by the Agent as additional Collateral for use in accordance with SECTION 6.4; and

          (b) after any Event of Default shall have occurred and be continuing and the Agent has notified the Pledgor of the Agent's intention to exercise its voting power under this SECTION 4.4(B)

               (i) the Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Interests or other shares of capital stock or other ownership interests constituting Collateral and the Pledgor hereby grants the Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Interests and such other Collateral; and

               (ii) promptly to deliver to the Agent such additional proxies and other documents as may be reasonably necessary to allow the Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Agent, shall, until delivery to the Agent, be held by the Pledgor separate and apart from its other property in trust for the Agent for the benefit of the Lenders. The Agent agrees that, unless an Event of Default shall have occurred and be continuing and the Agent shall have given the notice referred to in SECTION 4.4(B), the Pledgor shall have the exclusive voting power with respect to any shares of capital stock or other ownership interests (including any of the Pledged Interests) constituting Collateral and the Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock or other ownership interests (including any of the Pledged Interests) constituting Collateral; PROVIDED, HOWEVER, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would materially impair any Collateral or be materially inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

                                      ARTICLE V

                                      THE AGENT

     SECTION 5.1. AGENT APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby irrevocably appoints the Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (A) above; and

          (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. AGENT MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor pursuant to SECTION 6.4.

     SECTION 5.3. AGENT HAS NO DUTY. The powers conferred on the Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or responsibility for

          (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Agent has or is deemed to have knowledge of such matters, or

          (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4. REASONABLE CARE. The Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; PROVIDED, HOWEVER, the Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


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                                      ARTICLE VI

                                       REMEDIES

     SECTION 6.1. CERTAIN REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery (without assumption of any credit risk), and upon such other terms as the Agent may deem commercially reasonable in accordance with applicable laws. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) The Agent may

               (i) transfer all or any part of the Collateral into the name of the Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Agent of any amount due or to become due thereunder,

               (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Collateral,

               (v) take control of any proceeds of the Collateral, and

               (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

     SECTION 6.2. SECURITIES LAWS. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchaser have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent or any other Lender Party be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION 6.3. APPLICATION OF PROCEEDS. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent, be held, to the extent permitted under applicable law, by the Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Agent pursuant to Section 11.3 of the Credit Agreement and SECTION 6.4 below) in whole or in part by the Agent against, all or any part of the Secured Obligations in the following order:

          (a) FIRST, to payment of the expenses of such sale or other realization including reasonable compensation to the Agent and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent is to be reimbursed pursuant to Section 11.3 of the Credit Agreement or SECTION 6.4 hereof and unpaid fees owing to the Agent under the Credit Agreement;

          (b) SECOND, to the ratable payment of accrued but unpaid interest on the Loans;

          (c) THIRD, to the ratable payment of unpaid principal of the Loans under the Credit Agreement;

          (d) FOURTH, to the ratable payment of all other amounts payable by the Obligors under the Credit Agreement; and

          (e) FIFTH, to the ratable payment of all other Secured Obligations owing under any Loan Document, until all Secured Obligations shall have been paid in full.

The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations, and the termination of all Commitments, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 6.4. INDEMNITY AND EXPENSES. The Pledgor hereby indemnifies and holds harmless the Agent and the other Lender Parties from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Agent's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent or, in the case of clause (c) below, any other Lender Party may incur in connection with:

          (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

          (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

          (c) the exercise or enforcement of any of the rights of the Agent hereunder; or

          (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                                     ARTICLE VII

                               MISCELLANEOUS PROVISIONS

     SECTION 7.1. LOAN DOCUMENT. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 7.2. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent (acting with the requisite consent of the Lenders as provided in the Credit Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     SECTION 7.3. PROTECTION OF COLLATERAL. The Agent may from time to time, at its option and at the expense of the Pledgor, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default) and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein for the benefit of the Lender Parties.

     SECTION 7.4. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing or by facsimile transmission and, if to the Pledgor, at the address of the Pledgor provided for in the Credit Agreement and, if to the Agent, at its address set forth in the Credit Agreement, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications, if mailed and properly addressed with postage prepaid, shall be deemed given three Business Days after posting; any notice sent by prepaid overnight express mail shall be deemed delivered on the next following Business Day; and any notice transmitted by facsimile shall be deemed given upon receipt of electronic confirmation of transmission by the sender thereof.

     SECTION 7.5. SECTION CAPTIONS. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

     SECTION 7.6. SEVERABILITY. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     SECTION 7.7. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 7.8. FORUM SELECTION AND CONSENT TO JURISDICTION. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY LENDER PARTY MAY BE BROUGHT AND MAINTAINED IN ANY UNITED STATES FEDERAL OR NEW YORK STATE COURTS SITTING IN THE CITY OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURTS SITTING IN THE CITY OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT.

     SECTION 7.9. WAIVER OF JURY TRIAL, ETC. EACH LENDER PARTY AND THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PLEDGOR. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT ENTERING INTO THIS PLEDGE AGREEMENT. IN NO EVENT SHALL ANY LENDER PARTY BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective authorized officers thereunto duly authorized as of the day and year first above written.


                              VALLEY FORGE CORPORATION



                              By:
                                 --------------------------------
                                 Title:


                              SOCIETE GENERALE,
                                as Agent



                              By:
                                 --------------------------------
                                 Title:

                                                                    ATTACHMENT 1



Pledged Interests:
------------------

                                                      Common Stock
                                          ------------------------------------
    Pledged                               Authorized  Outstanding  % of Shares
Interest Issuer                             Shares      Shares       Pledged
---------------                           ----------  -----------  -----------

Cruising Equipment Company                             [     ]      [     ] 100%
Force 10 Marine Ltd.                                   [     ]      [     ] 100%
Gits Manufacturing Company, Inc.                       [     ]      [     ] 100%
Glendinning Marine Products, Inc.                      [     ]      [     ] 100%
Atlantic Guest, Inc.                                   [     ]      [     ][93]%
Heart Interface Corporation                            [     ]      [     ] 100%
Marine Industries Company                              [     ]      [     ] 100%
Multiplex Technology, Inc.                             [     ]      [     ][69]%
Turner Electric Corporation                            [     ]      [     ] 100%
VFC Acquisition Company, Inc.                          [     ]      [     ] 100%
Valley Forge International
 Corporation (FSC)                                     [     ]      [     ] 100%